UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

Seagen Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Seagen Inc. (the “Company”) held on May 31, 2023, the Company’s shareholders voted on the five proposals listed below. The final results of the votes regarding each proposal are set forth below. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 18, 2023 (the “Proxy Statement”).

1.	To elect the following three Class I directors to hold office until the Company’s 2026 Annual Meeting of Shareholders.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David W. Gryska	154,892,671	10,851,689	112,859	8,201,564
John A. Orwin	135,066,812	30,680,071	110,336	8,201,564
Alpna H. Seth, Ph.D.	159,262,965	6,466,921	127,333	8,201,564

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,103,443	75,602,290	151,486	8,201,564

3.	To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers (the “Frequency Proposal”).

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
165,170,245	89,325	520,955	76,694	8,201,564

In accordance with the recommendation of the Company’s Board of Directors as set forth in the Proxy Statement, and the voting results on the Frequency Proposal, the Company has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis, until the next advisory vote on this matter is held.

4.

To approve the amendment and restatement of the Company’s Amended and Restated 2007 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 5,190,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
161,552,002	3,922,150	383,067	8,201,564

5.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,569,730	3,422,485	66,568	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGEN INC.

Date: June 1, 2023	By:	/s/ Jean I. Liu
Jean I. Liu
Chief Legal Officer